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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)  February 24,1998
                                                ---------------------


                        INTERUNION FINANCIAL CORPORATION
             (Exact name of registrant as specified in its charter)



Delaware                             0 - 28638                   87-0520294
--------                           -----------------        -------------------
(State or other jurisdiction of    (Commission File            (IRS Employer
incorporation or organization)         Number)               Identification No.)

249 Royal Palm Way, Suite 301 H, Palm Beach, Fl              33480
-----------------------------------------------              -----
(Address of principal executive offices)                   (Zip Code)

(561) 820 - 0084
----------------
(Issuer's telephone number)

______________________________________________________________________________
(Former name, former address and former fiscal year, if changed since last report)




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ITEM 4 - CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

Effective February 24, 1998, InterUnion Financial Corporation ("InterUnion") has retained Ahearn Jasco + Company, P.A. ("AJC") of Pompano, FL as its new certifying accountants. AJC, replaces Goldstein Golub Kessler & Company, P.C. ("GGK") of New York. GGK or its Nexia International affiliate Mintz & Partneris ("MP") report on InterUnion's financial statements during the two most recent fiscal years and all subsequent interim periods preceding the date hereof contained no adverse opinion or a disclaimer of opinions, and was not qualified as to uncertainty, audit scope or accounting principles. The decision to change accountants was recommended by InterUnion's Audit Committee and approved by InterUnion's Board of Directors.

During the last two fiscal years and subsequent interim period to the date hereof, there were no disagreements between InterUnion and GGK or its Nexia International affiliate MP on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to satisfaction of GGK or MP, would have caused it to make a reference to the subject matter of the disagreements in connection with its reports.

None of the reportable events described in Item 304(a) (1) (ii) occurred with respect to InterUnion within the last two fiscal years and the subsequent interim period to the date hereof.

Effective February 24, 1998, InterUnion engaged AJC as its principal accountants. During the last two fiscal years and the subsequent interim period to the date hereof, InterUnion did not consult AJC regarding any matter or events set forth in Item 304(a) (2) (i) and (ii) of Regulation S-B.


ITEM 7 - FINANCIAL STATEMENTS AND EXHIBITS

Letters from MP dated March 4, 1997 [Exhibit 16(i)] and GGK dated February 24,1998 [Exhibit 16(ii)].


                                   SIGNATURES

In accordance with the requirements of the Exchange Act, the registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                    InterUnion Financial Corporation
                                 -----------------------------------------
                                           (Registrant)


Date  February 24,1998            /s/  Georges Benarroch, Director
      ----------------           -------------------------------------------
                                            (Signature)*

Date  February 24,1998            /s/ Jacques Meyer De Stadelhofen, Director
      ----------------           --------------------------------------------
                                             (Signature)*


* Print the name and title of each signing officer under his signature.



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                                 Exhibit 16(i)





March 4, 1997



Office of the Chief Accountant
United States Securities and Exchange Commission
450 Fifth Street, Northwest
Washington 20549


Gentlemen/Mesdames:


RE: INTERUNION FINANCIAL CORPORATION

We were previously principal accountants and auditors for InterUnion Financial Corporation and, under date of May 10, 1996, we reported on the consolidated financial statements of InterUnion Financial Corporation and the subsidiaries as of and for the years ended March 31, 1996 and 1995.

On March 4, 1997 InterUnion Financial Corporation retained Goldstein Golub Kessler ("GGK"), a member of the Nexia International affiliation (as our firm is) as principal certifying accountants.

We have read InterUnion Financial Corporation's statements included under item 4 of its Form 8-K dated March 4, 1997 and we agree with such statements.

Yours very truly,

/s/ Mintz & Partners




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                                 Exhibit 16(ii)





February 24,1998



Securities and Exchange Commission
Washington, D.C. 20549



Re:  InterUnion Financial Corporation
     Commission File #000-28638


Gentlemen:

We have read the above referenced Registrant's response to Item 4 - Changes in Registrant's Certifying Accountant with respect to its Current Report on Form 8-K dated February 24, 1998 and concur with the statement made therein.



/s/ Goldstein Golub Kessler & Company, P.C.






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